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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                ----------------------------------------------

                                Date of Report
                       (Date of earliest event reported)

                                 May 11, 2000


                                 THE GAP, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-7562                         94-1697231
------------------------    ------------------------    ---------------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer Identification No.)

            One Harrison
     San Francisco, California                                      94105
----------------------------------------                       ----------------
(Address of principal executive offices)                          (Zip Code)


                                (415) 427-2000
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-70991, the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into such Registration Statement.

Item 7.   Exhibits

12.1      Statement Setting Forth Computation of Ratio of Earnings to Fixed
          Charges

99        Press Release dated May 11, 2000

                                       1
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GAP, INC.
                                        (Registrant)


Date: May 15, 2000                      By: /s/ Heidi Kunz
                                           ---------------------------------
                                                Heidi Kunz
                                                Executive Vice President and
                                                Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

     12.1 Statement Setting Forth Computation of Ratio of Earnings to Fixed Charges

     99            Press Release dated May 11, 2000


                                       3